1st Analysts & Investors Presentation Antares Pharma – Devices Group Exhibit 99.2

Antares Pharma, Inc. © 2006 Confidential
This presentation may contain forward-looking statements which are made pursuant to the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934 and the Private Securities
Litigation Reform Act of 1995.  Investors are cautioned that statements which are not strictly historical statements, including, without limitation, statements regarding the plans, objectives and future financial performance of Antares Pharma, constitute forward-looking statements which involve risks and uncertainties.  The Company’s actual results may differ materially from those anticipated in these forward-looking statements based upon a number of factors, including anticipated operating losses, uncertainties associated with research, development, testing and related regulatory approvals, unproven markets, future capital needs and uncertainty of additional financing, competition, uncertainties associated with intellectual property, complex manufacturing, high quality requirements, dependence on third-party manufacturers, suppliers and collaborators, lack of sales and marketing experience, loss of key personnel, uncertainties associated with market acceptance and adequacy of reimbursement, technological change, and government regulation.  For a more detailed description of the risk factors associated with the Company, please refer to the Company’s periodic reports filed with the U.S. Securities and Exchange Commission from time to time, including its Annual Report on Form 10-K for the year ended December 31, 2003.  Undue reliance should not be placed on any forward-looking statements, which speak only as of the date of this presentation.
The Company undertakes no obligation to update any forward-looking information contained in this presentation.
Safe Harbor Statement

Antares Pharma, Inc. © 2006 Confidential
•
Medi-Ject Corporation (1979-2001)
– Pioneered needle-free injection technology for insulin
– First pharma partnership…a needle-free pharmaceutical product
•
Medi-Ject and Permatec merger
– Combining pharma and device technology
– Leading the pharma industry trend of drug-device products
•
Antares Pharma – Devices Group
– Providing solutions to patients and pharma
– Product development focus on product—not technology
– Innovation leading to IP … value for partners
Antares’ Devices Group History
CONCLUSION: Focus on pharmaceutical product solutions

Antares Pharma, Inc. © 2006 Confidential
Key Market Segments – Injection Devices
Mini-Needle &
Hybrid Devices
• Antares Pharma
Mini-Needle &
Hybrid Devices
• Antares Pharma
Multi-Dose / Variable-Dose Injectors
Single-Dose / Fixed-Dose Injectors
Pre-Filled Syringes & Safety Syringes
Auto-Injectors
•Medical House
•Owen Mumford
•SHL
•Ypsomed
Needle-Free
• Antares Pharma
•Bioject
•Equidyne
•Medical House
Needle-Free
•No clear commercial
winner
Safety Syringe
•Becton Dickinson
•SSI
P-F Syringes
•Becton Dickinson
•BunderGlas
•Schott
Pen Injectors
•Haselmeier
•Owen Mumford
•Ypsomed
Preference…Value

Antares Pharma, Inc. © 2006 Confidential
Antares’ Injection Device Platforms
Core Technology
•
Pressure assisted delivery
• Minimally invasive injection
Customer Defined
Product Opportunities
•
Core technology is “Pressure Assisted Delivery”
– Evolution from Needle-Free to Mini-Needle to Hybrid devices
Antares Device Platforms
•
Needle-Free
• Mini-Needle
• Hybrids

Antares Pharma, Inc. © 2006 Confidential
Needle-Free Category
• Antares is a winner…but adoption has been slow
• Opportunity exists, but requires pharma participation
Critical Success Factors:
1. Viable technology
2. Customer solution
3. Pharma partnerships
Antares is a Winner:
•Proven technology
•7 device generations
•>100 million shots
•Patient preference
•Compliance
•Mkt. share growth
•Strong Ferring partnership
•12 year relationship
•3 device generations
Greystone forecasts growth from $10.2M in 2002 to $425M in 2007!!

Antares Pharma, Inc. © 2006 Confidential
Strong Intellectual Property
• Intellectual property is key to out-licensing
• Protection of device technology
– Core technology—a blocking strategy
• Mini-needle strategy
– Freedom to operate
• User interfaces and unique mechanisms
• Commercialization
– Protect specific or unique drug interfaces and drug/device combinations
• Technology expansion and acquisition
– A key component in establishing the value of technologies

Antares Pharma, Inc. © 2006 Confidential
•
Patient Benefits
– Perceived comfort
– Ease-of-use
– Safety
• No sharps
• Depth of delivery
•
Pharma Partner Benefits
– Maintain existing filling process and primary drug container
– Patents / IP
– Experienced, successful device designer/developer
– Differentiated products
Value Proposition
… we provide solutions to pharma’s drug delivery needs!

Antares Pharma, Inc. © 2006 Confidential
•
Growing need for delivery of proteins
– Bio-generics are coming
– New biotech, large molecules
•
Convergence of drugs & devices into products
•
Need for product differentiation
– Branded/innovator products and super-generics
•
Movement to outpatient treatment
– Driven by reimbursement
•
Increasing concern regarding “sharps” control
– Legislation and costs
The Time is Right for Injection Devices
CONCLUSION:
Devices are becoming integral to pharma products

Antares Pharma, Inc. © 2006 Confidential
•
hGH the first biogeneric
•
Ferring (Europe) – Zomajet VISION2®
– Compelling point of difference resulting in market share
– Growth opportunities – new markets/expansion
•
JCR Pharmaceuticals (Japan) - Twin-Jector® EZ-II
– Kyoto product re-launch driven by new device
•
Confirms value proposition
– Delivery device drives drug product success
– US market opportunity still available
The hGH Story
CONCLUSION:
Success story … serves as proxy for other drug fields

Antares Pharma, Inc. © 2006 Confidential
• Interferons
– Hepatitis $2.5B in 2004
Maxygen, Inc. 2005
• MS
– $4.4B in 2004
Wood Mackenzie ProductView™, 2005
•
Oncology/hematology blood cell factors (Epogen, Procrit, Neupogen etc.)
– $16.1B in 2005
S. G. Cowen & Co., 2006
• Biogenerics
– $2.2B forecast for 2010
Pharmalicensing, 2005
• Therapeutic monoclonal antibodies
– $15B (2005)
BCC Research, 2005
Pipeline
Opportunities

Antares Pharma, Inc. © 2006 Confidential
Hybrid Platform Development
Dual chamber injector
• Reconstitutes drug prior to injection
Variable dose injector
•Variable dosing from unit dose
containers
Microdose injector
• Intradermal and small
volume SC delivery
Providing Mini-Needle platform based solutions

Antares Pharma, Inc. © 2006 Confidential
Hybrid Benefits
• Benefits
– Shortens timelines
– Solving formulation challenges
– Decreases capital investment
– Simplified or improved product performance
• Examples
– Reconstitution device … avoids reformulation
– Microdose device … for intradermal injection,
minimizes technique dependence
… providing solutions to pharma’s drug delivery needs!

Antares Pharma, Inc. © 2006 Confidential
TEVA Agreement
• Program is in commercialization stage
• Development is progressing on schedule
– Strengths of both companies are reflected in the
program progress
• Validates Antares technology … technical aspects and
value proposition
• Cornerstone program for TEVA … desire to have
differentiated products in a highly competitive market
place

Antares Pharma, Inc. © 2006 Confidential
Lilly Agreement
• Program update
– Needle-free at design freeze and patent filing stage
• Diabetes and obesity opportunity is growing—and
very dynamic
– Pharmaceutical products in category are mostly drug-device
– Exubera® launch—delivery is important
• Increase in insulin manufacturing capacity
• US injectable insulin market growing from $2.7B to $4.0B
by 2010 … but pulmonary only 30%!*
• Relationship remains strong
– Evaluating additional opportunities in the field
*S. G. Cowen

Antares Pharma, Inc. © 2006 Confidential
Bioterrorism Initiatives
• Opportunity—multiple end users
– Military, public health & general public
• Auto-injectors in use today
– Antares’ technology applicable
• Initiatives
– Follow up on technology inquiries
– Use consultants to help navigate government opportunities
• Business pathway
– Identify product and secure R&D funding
– Convert technology into a product—fund commercialization
requirements
– Government as the key funding source means patience is important
Conclusion:
Mini-Needle-based platforms are a technical fit

Antares Pharma, Inc. © 2006 Confidential
• Develop prototype product based on core technology
• Target right device for right partner and product opportunity
• Partners fund development to commercialization via milestones
• License in narrow field of use
• Antares controls manufacturing
• Revenue from transfer price and royalties on total product sales
Business Model
Revenue Example (1 Product – 1 Company)
•1 MM units X  $5 device price = $5.0MM
•5% royalty X $50MM product sales = $2.5MM
•Antares annual revenues =  $7.5MM

Antares Pharma, Inc. © 2006 Confidential
Summary
• Market is changing
– Growth in injectable drug category
– Increased need for product differentiation
• Right technology base
– Differentiated products protected by strong IP
– New cutting edge products
• Successful pharma partnerships
• Business model that works
– Focus on products
– Viable financial model

Thank You